UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                               ------------------



                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): February 25, 2004


                             1st State Bancorp, Inc.
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               (Exact Name of Registrant as Specified in Charter)


     Virginia                       0-25859                    56-2130744
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(State or Other Jurisdiction      (Commission               (I.R.S. Employer
      of Incorporation)           File Number)              Identification No.)



445 S. Main Street, Burlington, North Carolina                 27215
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(Address of Principal Executive Offices)                     (Zip Code)


       Registrant's telephone number, including area code: (336) 227-8861


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5.    OTHER EVENTS AND REQUIRED FD DISCLOSURE

     On February 25, 2004, 1st State Bancorp, Inc. (the "Registrant") completed its previously announced stock repurchase program, pursuant to which it repurchased 328,961 shares of its common stock.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       1st STATE BANCORP, INC.



Date:    February 25, 2004          By:/s/ James C. McGill
                                       -----------------------------------------
                                       James C. McGill
                                       President and Chief Executive Officer